Exhibit 99.1

Investor Presentation September 2024

Information About the Proposed Transaction for Investors and Shareholders In connection with the proposed transaction (the “Proposed Transaction”), between Trailblazer Merger Corporation I (“Trailblazer”) and Cyabra Strategy Ltd . (“Cyabra”), Trailblazer (or a subsidiary of Trailblazer) intends to file relevant materials with the U . S . Securities and Exchange Commission (the “SEC”), including a registration statement on Form S - 4 that will contain a proxy statement/prospectus of Trailblazer . This presentation is not a substitute for the registration statement or for any other document that Trailblazer may file with the SEC in connection with the Proposed Transaction . CYABRA AND TRAILBLAZER URGE INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRAILBLAZER, CYABRA, THE PROPOSED TRANSACTION AND RELATED MATTERS . Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Trailblazer with the SEC (when they become available) through the website maintained by the SEC at www . sec . gov . In addition, investors and stockholders should note that Trailblazer communicates with investors and the public using its website (www . trailblazermergercorp . com), the SEC filings tab on Trailblazer’s website https : //trailblazermergercorp . com/home/default . aspx#sec - filings) where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Trailblazer with the SEC, and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Proposed Transaction . No Representation or Warranties All information is provided “AS IS” and no representations or warranties, of any kind, express or implied are given in, or in respect of, this Presentation . To the fullest extent permitted by law in no circumstances will Trailblazer, Cyabra or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes . Neither Trailblazer nor Cyabra has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness . This data is subject to change . In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Cyabra or the Proposed Business Combination . Viewers of this Presentation should each make their own evaluation of the company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Cyabra will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . Industry and Market Data In this Presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which Cyabra competes and other industry data. We obtained this information and statistics from third - party sources, including reports by market research firms and company filings. Financial Information ; Non - GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by Trailblazer with the SEC, and such differences may be material . This presentation also contains non - GAAP financial measures and key metrics relating to the combined company’s projected future performance . A reconciliation of these non - GAAP financial measures to the corresponding GAAP measures on a forward - looking basis is not available because the various reconciling items are difficult to predict and subject to constant change . 1 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024

No Offer or Solicitation This Presentation is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any proxy, consent, authorization, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made, except by means of a prospectus meeting the requirements of the U . S . Securities Act of 1933 , as amended . Participants in the Solicitation Trailblazer, Cyabra and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Proposed Transaction . Information about Trailblazer’s directors and executive officers including a description of their interests in Trailblazer is included in Trailblazer’s most recent Annual Report on Form 10 - K, including any information incorporated therein by reference, as filed with the SEC . Additional Information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus relating to the Proposed Transaction when it is filed with the SEC . These documents can be obtained free of charge from the sources indicated above . Forward Looking Statement This Presentation contains forward - looking statements that are not historical facts within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and other future conditions . In some cases you can identify these statements by forward - looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions . Examples of such forward - looking statements include but are not limited to express or implied statements regarding Trailblazer’s or Cyabra’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding : the Proposed Transaction ; expectations regarding the use of capital resources, including the time period over which the combined company’s capital resources will be sufficient to fund its anticipated operations ; and the expected trading of the combined company’s stock on NASDAQ . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward - looking statements . Factors that could cause actual results to differ materially from these forward - looking statements include : the risk that the conditions to the closing or consummation of the Proposed Transaction are not satisfied, including the failure to obtain stockholder approval for the Proposed Transaction ; uncertainties as to the timing of the consummation of the Proposed Transaction and the ability of each of Trailblazer and Cyabra to consummate the transactions contemplated by the Proposed Transaction ; risks related to Trailblazer’s and Cyabra’s ability to correctly estimate their respective operating expenses and expenses associated with the Proposed Transaction, as applicable, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources ; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Proposed Transaction by either company ; the effect of the announcement or pendency of the Proposed Transaction on Trailblazer’s or Cyabra’s business relationships, operating results and business generally ; costs related to the business combination ; the outcome of any legal proceedings that may be instituted against Trailblazer, Cyabra, or any of their respective directors or officers related to the business combination agreement or the transactions contemplated thereby ; the ability of Trailblazer or Cyabra to protect their respective intellectual property rights ; competitive responses to the Proposed Transaction ; unexpected costs, charges or expenses resulting from the Proposed Transaction ; whether the combined business of Trailblazer and Cyabra will be successful ; legislative, regulatory, political and economic developments ; and additional risks described in the “Risk Factors” section of Trailblazer’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2023 filed with the SEC . Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the SEC, which are available on Trailblazer’s website, and at www . sec . gov . You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward - looking statements . The forward - looking statements and other information contained in this news release are made as of the date hereof and neither Trailblazer nor Cyabra undertakes any obligation to update publicly or revise any forward - looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws . 2 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024

Cyabra’s Mission is to Restore Trust in the Online World 4

CYABRA INVESTOR DECK 2024 PRIVATE & CONFIDENTIAL THE MARKET OPPORTUNITY 1: Cumulative spending over the next 4.5 years, not including public sector budgets. Disinformation is the #1 Global Risk Facing Humanity Corporations will spend $500B on Disinformation Se c u r ity , 1 by 2028 5 PRIVATE & CONFIDENTIAL

DISINFORMATION IS MORE LIKELY TO BE SHARED ON SOCIAL MEDIA AND REACHES VIEWERS FASTER THAN THE TRUTH . Threatens Brand Reputation A fake X account claiming that Eli Lily was offering free insulin resulted in a more than 4% drop in the stock price, costing billions in Market Cap loss . False allegations of widespread voter fraud has led to decreased trust in the electoral process among segments of the population. Erodes Public Trust Stock Market Manipulation 6 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024 1 In 2023, the S&P 500 shed $500 Billion in Market Cap in a matter of minutes because of an AI - generated image showing a Pentagon explosion. 2 1. “Fake Eli Lilly Twitter Account Claims Insulin Is Free, Stock Falls 4.37%” Forbes 11/12/2022 2. “AI - generated photo of fake Pentagon explosion sparks brief stock selloff” NY Post 5/22/2023

CYABRA IS ON THE FRONT LINES OF THE DEFENSE AGAINST DISINFORMATION Early Detection Identifying disinformation and propaganda before it spreads widely. Immediate Response Enabling customers to act quickly to counteract false information and mitigate its effects, limiting damage to public perception and trust. Proactive Monitoring Continuously scanning online platforms for emerging threats and trends in disinformation . Transparent Reporting Offering clear, deep and actionable insights to customers, fostering trust through technical intelligence. 7 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024

SOLUTION 8 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024 Our SaaS product shields corporations and the public sector by uncovering fake profiles, harmful propaganda, and GenAI content. Leveraging “AI For Good,” the platform is designed to detect emerging threats in near real - time, serving as a crucial early - warning system.

OUR TECHNOLOGY Collect the Data Collect publicly available data 1 Contextualize Apply NLP algorithms 1. Topic Extraction 2. Narrative Extraction 3. Spam Detection 4. Sentiment Analysis 2 Visual Detection Use AI for Pictures, Videos and GenAI Analytics 3 Determine Authenticity Apply our Machine Learning Models 4 Propaganda Scale Data Clustering and Volume Mapping 5 CYABRA INVESTOR DECK 2024 PRIVATE & CONFIDENTIAL 9 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024

PRODUCT ROADMAP Predictive Capabilities By analyzing patterns and trends, Cyabra’s AI algorithms are expected to be able to predict the next "storm" of disinformation enabling its costumers to shift from reactive to proactive. Q1 2025 Q2 2025 Q3 2025 Segmented Success Cyabra intends to divide its platform into two tailored solutions , one for governments and one for corporations thereby driving deeper engagement and new revenue growth . 10 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024 LLM Approach Scaling and expediting high - quality analyses by automating complex data processing and pattern recognition, resulting in faster and more precise AI - powered insights in battling disinformation.

RECOGNIZED BY LEADING MEDIA 6,500+ articles in last 2 years 11 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024

Conspiracy Theories Claim That Trump's Assassination Was Staged Within minutes of the attempt, Cyabra analyzed that 45% of the conversation was driven by fake profiles, reaching 595M potential views. Cyabra detected an AI - manipulated image ( Deepfake ) falsely showing Trump smiling after the incident . FAKE REAL IMAGE CASE STUDY: TRUMP ASSASSINATION ATTEMPT Cyabra exposed dangerous conspiracy theories 12 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024

Netflix Boycotted Over CEO Personal Donations to Kamala Harris Calls to boycott Netflix grew over 300% as the company was wrongly accused of taking a political stance. Cyabra uncovered that 1 in 4 of the profiles attacking Netflix were fake accounts, reaching nearly 20 million views. jul 23 Jul 24 Jul 25 Jul 26 Jul 27 Jul 28 Jul 29 Jul 24 Jul 25 Jul 26 Jul 27 Jul 28 Negative content: Positive content: 1,093 106 Jul 26, 2024 Negative Positive CASE STUDY: NETFLIX Cyabra identified an attack on brand reputation 13 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024

Cyabra made headlines in late 2022 when it was commissioned by Elon Musk to determine the extent of Twitter’s bots. Cyabra’s product found that Twitter’s inauthentic users stood at over 13%, and continued to provide analysis to Musk and his legal team throughout the acquisition of the social media platform. 14

CUSTOMER ACQUISITION The Cyabra Brand With a focus on reliable service, fast technological innovation, and excellent customer support, our brand trust plays a crucial role in influencing potential customers' decisions. Partner Program & Reach Our global partners in the data, crisis management, and disinformation fields incorporate our product to deepen their customers’ visibility and strengthen their defenses . Global Sales & Marketing By generating high - quality leads through exceptional content and event planning, sales are equipped with personalized outreach over multiple physical & online touchpoints. 15 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024

BUSINESS MODEL Pricing Tiered Packages (Usage - based) Number of seats Premium Features Full / Single Feature OEM Integration Frequency & Scope of Service Product Delivery SaaS (Main) API Managed Services Sales Channels Direct – Outbound & Inbound handled by internal team Indirect – Global partners Subscription Recurring Revenue 16 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024

PARTNERS Social Listening Deep & Dark Web Threat Intelligence PR & Crisis Agencies System Integrators Value Added Resellers 17 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024

CUSTOMERS Corporations Brand Reputation, PR & Crisis Analysts Governments Open - Source Intelligence (OSINT), Election Interference, Research Analysts 18 PRIVATE & CONFIDENTIAL CYABRA 18 NNVVEESSTTOORRDDEECCKK22002244 Non Government Organizations Disinformation Researchers, NGO Analysts

“ Cyabra’s AI - powered platform helps us stay ahead of disinformation , giving clients the insights they need to act swiftly and decisively.” Jonny Bentwood “Cyabra's advanced AI - driven tool has proven to be uniquely insightful and practical. It has already been widely adopted in Japan. Cyabra is an incredibly important strategic partner for us .” Miyamura Nobuo “Cyabra can help us reverse - engineer and bring it back to the source. They’ve really done a good job at identifying the disinformation, and presenting it to you in a way that you can best make a decision.” 19 Global President, Data & Analytics CEO Foreign Service Officer Vincent O’Brien

MIKE POMPEO 70th U.S. Secretary of State and former CIA Director BOARD OF DIRECTORS SONNY VU Investor. Sold Misfit for $260m. MIT linguist, mathematician DIMA SHAFRANOVICH Serial Entrepreneur and General Partner at Summus VC DAN BRAHMY CEO at Cyabra YOSSEF DAAR CPO at Cyabra 20 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024

EXECUTIVE MANAGEMENT DAN BRAHMY CEO & Co - founder IDO SHRAGA CTO & Co - founder YOSSEF DAAR CPO & Co - founder EMMANUEL HEYMANN CRO RAFI MENDELSOHN VP Marketing REUT ESHEL TSHUVA VP People & Operations YAEL SANDLER CFO ELAD FRANKLIN VP Engineering 21 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024

Founders are information warfare veterans from the IDF 22 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024 Elon Musk commissioned Cyabra to analyze bot activity prior to his acquisition of Twitter 70th U.S. Secretary of State Mike Pompeo joined Cyabra’s board In the last 12 months, Cyabra helped protect 19 countries regarding elections interference CYABRA MILESTONES

FINANCIALS (ARR) $240 $590 $2,290 $3,490 $4,870 0 1,000 2,000 3,000 4,000 5,000 6,000 H1 2022 H2 2022 H1 2023 H2 2023 H1 2024 USD ($) - Thousands CAGR in ARR H1 22’ to H1 24’ $ 16M 350 % Funding to date $ 9.3M CYABRA INVESTOR DECK 2024 PRIVATE & CONFIDENTIAL 23 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024 1 1. Annual Recurring Revenue 2. As of 6/30/2024 Total Contract Value 2

• Cyabra and Trailblazer Merger Corporation I (NASDAQ: TBMC), signed a merger agreement in July 2024 • The transaction is expected to close by Q1 2025 with Cyabra being publicly listed on the NASDAQ • The transaction is subject to the approval of Trailblazer and Cyabra stockholders and a registration statement being declared effective by the SEC • The transaction includes up to $6M in Bridge Financing (minimum of $3M), guaranteed financing of $6M at the deSPAC, Equity Line of Credit of $25M. TRANSACTION SUMMARY VALUATION - $70M Post Transaction Ownership 1 1. Assuming $6M in bridge financing, $6M PIPE financing, 98% Redemption rate. Existing Cyabra Shareholders: 67% SPAC Shareholders: 8% PIPE Investors: 5% SPAC Sponsor: 20% 24 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024

Cyabra Uncovers the Good, Bad, and Fake Online 25 PRIVATE & CONFIDENTIAL CYABRA INVESTOR DECK 2024 THANK YOU